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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                             ----------------------

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

                         -----------------------------


         Date of Report (Date of earliest event reported) August 6, 2003


                               LECROY CORPORATION
             (Exact name of registrant as specified in its charter)


              DELAWARE                      0-26634             13-2507777
  (State or other jurisdiction           (Commission          (I.R.S. Employer
  of incorporation or organization)       File Number)       Identification No.)


       700 CHESTNUT RIDGE ROAD
      CHESTNUT RIDGE, NEW YORK                                      10977
(Address of principal executive offices)                          (Zip Code)


                                 (845) 425-2000
              (Registrant's telephone number, including area code)


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ITEM 5.   OTHER EVENTS AND REQUIRED FD DISCLOSURE

Patent Infringement Litigation

         On August 6, 2003, LeCroy Corporation issued a press release disclosing
(i) that LeCroy has filed a complaint in the US District Court in Oregon claiming that Tektronix Inc., a major competitor, has infringed on four of LeCroy's patents and (ii) that Tektronix Inc. had filed a complaint alleging that LeCroy has infringed on eight of its patents. A copy of the press release is being filed as Exhibit 99.1 to this Form 8-K and is incorporated herein by reference in its entirety.

ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(c)   Exhibits

Exhibit No.       Description
----------        -----------
99.1              LeCroy Corporation Press Release dated August 6, 2003

ITEM 12.   RESULTS OF OPERATIONS AND FINANCIAL CONDITION

         On August 6, 2003, LeCroy Corporation issued a press release announcing its results of operations for the quarter and year ended June 30, 2003. A copy of the press release is being filed as Exhibit 99.1 to this Form 8-K and is incorporated herein by reference in its entirety.

         The information furnished in this Form 8-K, including Exhibit 99.1, shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that Section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act.


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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     LECROY CORPORATION

Date:  August 6, 2003

                                     /s/ Scott D. Kantor
                                     -------------------
                                     Scott D. Kantor
                                     Vice President and Chief Financial Officer,
                                     Secretary and Treasurer


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                                  EXHIBIT INDEX

Exhibit No.       Description
-----------       ------------
99.1              LeCroy Corporation Press Release dated August 6, 2003